DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus Active Income Fund *LCMAX

Driehaus Select Credit Fund *DRSLX

Driehaus Event Driven Fund *DEVDX

(the “Funds”)

SUPPLEMENT DATED JUNE 7, 2016

TO THE

STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS

DATED APRIL 30, 2016 (“SAI”)

The following information replaces the existing disclosure under “Securities Ownership” on page 44 of the SAI:

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers and the assistant portfolio managers in the Funds as of December 31, 2015:

Dollar ($) Value of Fund Shares Beneficially Owned
Driehaus Active Income Fund
K. C. Nelson	$500,001 - $1,000,000
Elizabeth Cassidy	$100,001 - $500,000

Driehaus Select Credit Fund
K. C. Nelson	$500,001 - $1,000,000
Elizabeth Cassidy	$100,001 - $500,000

Driehaus Event Driven Fund
K. C. Nelson	$500,001 - $1,000,000
Michael Caldwell	$100,001 - $500,000
Yoav Sharon	$10,001 - $50,000
Matthew Schoenfeld	$100,001 - $500,000

In addition to the amounts disclosed in the table above, Mr. Nelson participates in a deferred compensation plan in which he earns an investment return based on a hypothetical investment in various funds that he elects, which may include the Funds that he manages. The following table sets forth the dollar range of Mr. Nelson’s deferred compensation plan account as of December 31, 2015 that is earning an investment return based on a hypothetical investment in the Funds that he manages:

Dollar ($) Value of Fund Shares Earning a Return Based on a Hypothetical Investment in the Fund
Driehaus Active Income Fund
K.C. Nelson	$100,001 - $500,000

Driehaus Select Credit Fund
K.C. Nelson	$100,001 - $500,000

Driehaus Event Driven Fund
K.C. Nelson	$100,001 - $500,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.